                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 15, 2002



                                  PREVIO, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)



     000-20095                                             95-3825313
(Commission File No.)                          (IRS Employer Identification No.)



            12636 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130-2093
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (858) 794-3789

Item 5.    Other Events
           ------------

On July 15, 2002, Previo, Inc., a Delaware corporation ("Previo"), and Altiris, Inc., a Delaware corporation ("Altiris"), entered into an Asset Purchase Agreement, dated as of July 15, 2002 (the "Asset Purchase Agreement"), pursuant to which Altiris agreed to purchase Previo's core technology and related non-cash assets.

In connection with the asset sale to Altiris, Previo and Altiris also entered into a Software License Agreement, dated as of June 24, 2002 (the "License Agreement"). Pursuant to the terms of the License Agreement, Previo licensed intellectual property to Altiris. In addition, Previo and Altiris entered into a Services Agreement, dated June 24, 2002 (the "Services Agreement"), pursuant to which Previo has agreed to provide certain development and customer support services to Altiris through its subsidiary Previo Estonia.

On July 2, 2002, subject to the execution of the Asset Purchase Agreement, the board of directors of Previo adopted board resolutions approving the dissolution and liquidation of Previo and directing Previo's management to proceed with the dissolution and liquidation of Previo.

Attached and incorporated herein by reference in their entirety as Exhibits 99.1, 99.2, 99.3 and 99.4 are copies of the Asset Purchase Agreement, the License Agreement, the Services Agreement and the press release of Previo announcing the asset sale and the pending dissolution and liquidation of Previo.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

(a)      Financial Statements.

               Not applicable.

(b)      Pro Forma Financial Information.

               Not applicable.

(c)      Exhibits

         99.1 Asset Purchase Agreement, dated as of July 15, 2002, by and among Previo, Inc., Previo Estonia. and Altiris, Inc.

         99.2 Software License Agreement, as amended, dated as of June 24, 2002, between Previo, Inc. and Altiris, Inc.

         99.3 Services Agreement, dated June 24, 2002, between Previo, Inc. and Altiris, Inc.

         99.4     Press Release, dated July 16, 2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             PREVIO, INC.


Dated:  July 19, 2002                        By: /s/ Clifford Flowers
                                                 -------------------------------
                                                 Clifford Flowers
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                 Exhibit Title
--------------                 -------------

99.1 Asset Purchase Agreement, dated as of July 15, 2002, by and among Previo, Inc., Previo Estonia. and Altiris, Inc.

99.2 Software License Agreement, as amended, dated as of June 24, 2002, between Previo, Inc. and Altiris, Inc.

99.3              Services Agreement, dated June 24, 2002, between Previo, Inc.
                  and Altiris, Inc.

99.4              Press Release, dated July 16, 2002